Exhibit 99.1

 VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of February 2, 2022 (this “Agreement”), is made and entered into by and among Spark Parent, Inc., a Delaware corporation (“Parent”), SOC Telemed, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder (the “Stockholder”) of the Company. The Company, Parent and the Stockholder are referred to individually as a “Party” and collectively as the “Parties.”

 RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, and Spark Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each of the Company’s issued and outstanding shares of Class A Common Stock, par value $0.0001 per share (“Company Common Stock”), but excluding any shares to be cancelled in accordance with Section 3.1(a)(iii) of the Merger Agreement and any Dissenting Shares, will be converted into the right to receive the Merger Consideration;

WHEREAS, as of the date hereof, the Stockholder Beneficially Owns (as defined below), has the right to direct the voting of, and owns of record the number of shares of Company Common Stock set forth opposite the Stockholder’s name on Schedule I hereto (the “Existing Shares”); and

WHEREAS, as a condition and inducement to Parent’s and the Company’s willingness to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

Article I

Definitions

Section 1.1 Defined Terms. The following terms, as used in this Agreement, shall have the meanings specified in this Section 1.1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

 “Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means, with respect to a Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of equity interests, whether through the ownership of voting securities, by Contract or agency or otherwise. Notwithstanding the foregoing, in no event shall (a) any stockholder, general or limited partner, member or manager of the Stockholder that is a venture capital, private equity, growth equity or similar funding vehicle or the direct or indirect Subsidiary or management company of any such funding vehicle or (b) a portfolio company of any of the foregoing, in each case be considered an Affiliate of the Stockholder.

 “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Stockholder shall not be construed as the Beneficial Owner of any shares of Company Common Stock held by any other stockholder or by entities that are otherwise affiliated with the Stockholder but over which the Stockholder does not have voting or dispositive power (including Thomas J. Carella and Amr Kronfol). The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have a correlative meaning.

 “Covered Company Shares” means, with respect to the Stockholder, the Existing Shares and any other shares of Company Common Stock that the Stockholder acquires or otherwise owns of record and/or has Beneficial Ownership of after the date hereof.

 “Permitted Transfer” means a Transfer of Covered Company Shares by a Stockholder or its Affiliates to any Affiliate of the Stockholder; provided, however, that any such Transfer shall only be a Permitted Transfer if and to the extent that the transferee of such Covered Company Shares agrees in writing to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Stockholder, and upon such transfer all references to the Stockholder shall also be deemed to include such transferee.

 “Transfer” means any direct or indirect sale, assignment, exchange, disposition (including by merger, consolidation, testamentary disposition or otherwise), creation of any Lien (other than Liens arising from transfer restrictions under applicable Laws of the U.S. federal securities Laws or similar applicable Laws of any jurisdiction) or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract with respect to any direct or indirect sale, assignment, exchange, disposition (including by merger, consolidation, testamentary disposition or otherwise), creation of any Lien (other than Liens arising from transfer restrictions under applicable Laws of the U.S. federal securities Laws or similar applicable Laws of any jurisdiction) or other transfer (by operation of law or otherwise), of or on any Covered Company Shares.

Article II

Voting Agreement

 Section 2.1 Agreement to Vote.

 (a) During the Term (as defined herein), the Stockholder hereby agrees that at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company, the Stockholder shall, in each case to the extent that the Covered Company Shares are entitled to vote thereon or consent thereto and subject to Section 2.1(b):

 (i) appear at each such meeting or otherwise cause all of the Covered Company Shares to be counted as present thereat for purposes of calculating a quorum; and

 (ii) subject to the terms hereof, irrevocably and unconditionally vote (or cause to be voted), in person or by proxy, or, if applicable, deliver (or cause to be delivered) a written consent covering all of the Covered Company Shares:

 (1) in favor of the adoption of the Merger Agreement and the Transactions;

 (2) in favor of any proposal to adjourn or postpone a meeting of the stockholders of the Company submitted by the Company at the meeting if there is not a quorum to hold such meeting or to allow additional solicitation of votes in order to obtain the Company Stockholder Approval to; and

 (3) against any Company Acquisition Proposal, without regard to the terms of any such Company Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to the adoption of the Merger Agreement or in competition or inconsistent with, or that, to the knowledge of the Stockholder, would reasonably be expected to prevent, delay or impede the consummation of, the Merger and the other Transactions, but only if requested by Parent in writing at least two (2) Business Days prior to the applicable meeting date.

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 (b) Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent. Nothing contained in this Agreement shall require the Stockholder (or shall entitle any proxy of the Stockholder) to convert, exercise or exchange any option, warrants or convertible securities in order to obtain any underlying shares of Company Common Stock.

 Section 2.2 No Inconsistent Agreements. The Stockholder represents, covenants and agrees that, except for this Agreement, neither the Stockholder nor its Affiliates (a) has entered into, nor shall enter into at any time during the Term, any voting agreement, voting trust or similar Contract, arrangement or understanding with respect to any Covered Company Shares and (b) has granted, nor shall grant (or permit to be granted) during the Term, a proxy, consent or power of attorney with respect to any Covered Company Shares. For the avoidance of doubt, this Agreement shall not restrict the ability of the Stockholder to sign a voting and support agreement with respect to any shares owned by the Stockholder other than the Covered Company Shares.

Article III

Other Covenants

 Section 3.1 Restrictions on Transfers. The Stockholder hereby agrees that, during the earlier of the termination of this Agreement pursuant to Section 5.1 or the Company Stockholder Approval, (a) except with Parent’s prior written consent, the Stockholder shall not Transfer or consent to a Transfer of any Covered Company Shares or any Beneficial Ownership interest or any other interest therein, unless such Transfer is a Permitted Transfer, and (b) any Transfer in violation of this provision shall be void.

 Section 3.2 No Solicitation. During the Term, (a) the Stockholder shall, and shall cause its Affiliates and each of its and their respective directors, officers and employees and shall instruct its other Representatives to, immediately cease any discussions or negotiations with any Person (or its Representatives) regarding any Company Acquisition Proposals and (b) the Stockholder shall not, and shall cause its Affiliates and each of its and their respective directors, officers and employees and shall instruct its other Representatives not to, directly or indirectly (1) solicit, initiate, propose, induce the making or submission of, or knowingly encourage or facilitate or otherwise cooperate or assist in any way any offer, inquiry or proposal that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal, or (2) enter into, engage in or otherwise participate in any discussions or negotiations with, or otherwise knowingly cooperate with or assist, any Person (or its Representatives) regarding any Company Acquisition Proposals, including the entry into any agreement, agreement in principle, letter of intent or other arrangement (including any non-binding term sheet or similar arrangement) to consummate, or otherwise with respect to, any Company Acquisition Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to a Company Acquisition Proposal. Notwithstanding anything to the contrary herein, (x) the Stockholder may provide non-public information or data relating to the Company, any of its Subsidiaries or their respective businesses, properties or assets on a “need to know” basis to its Affiliates, trustees, managing members and similar managers or Persons, heirs, beneficiaries, legal or personal representatives, accountants, financial or tax advisors, legal counsel and other professionals who are subject to an obligation or duty of confidentiality with respect to such information, and the Stockholder may provide such information to its Affiliates, managing members, and similar managers or Persons, former, current, or potential investors, former, current, or potential limited partners, agents and advisors in connection with fundraising, marketing, informational, transactional or reporting activities, in each case that is not for the purposes of circumventing the restrictions set forth in this Section 3.2 and is made on a confidential basis; provided that the Stockholder shall use commercially reasonable efforts to cause its Affiliates, and direct any such former, current or potential investors, former, current, or potential limited partners and advisors, to keep such information confidential and the Stockholder shall be responsible for any breaches by its Affiliates; and (y) this Agreement shall not restrict the ability of the Stockholder to sign a voting and support agreement in the event of any termination of the Merger Agreement; provided, further, that nothing contained herein shall restrict the Stockholder or any of its directors, officers, employees, partners, managers, members, or Affiliates from taking any such actions that the Company or a Person acting on behalf of, or as a Representative of, the Company could take without causing a breach in any material respect of Section 6.4 of the Merger Agreement.

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 Section 3.3 Stock Dividends, Distributions, Additional Acquisitions, Etc. In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the term “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. In the event that Stockholder or its Affiliates become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 2.1, then the terms of this Agreement shall apply to such other securities as though they were Covered Company Shares hereunder.

 Section 3.4 Termination of Company Agreements. The Stockholder hereby agrees that, notwithstanding anything to the contrary in any such agreement, (a) each of the agreements set forth on Schedule II hereto shall be automatically terminated and of no further force and effect (including any provisions of any such agreement that, by its terms, survive such termination) effective as of, and subject to and conditioned upon the occurrence of the Effective Time and (b) upon such termination none of the Company or any of its Affiliates (including from and after the Effective Time, Parent and its Affiliates) shall have any further obligations or liabilities under each such agreement.

 Section 3.5 Appraisal and Shareholder Litigation.

 (a) The Stockholder hereby irrevocably waives, on behalf of itself and its Affiliates, and agrees not to, and to cause its Affiliates not to, exercise, any appraisal rights under Section 262 of the DGCL with respect to the Covered Company Shares in connection with or otherwise related to the Transactions.

 (b) The Stockholder agrees not to, and shall cause its Affiliates not to, commence or participate in, and use commercially reasonable efforts to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against any of Parent, Merger Sub, the Company or any of their respective Affiliates, any of their respective successors or the directors, officers or other fiduciaries or agents of any of the foregoing, in each case relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement, the other Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby, including (i) challenging the validity of, or seeking to enjoin or delay the operation of. any provision of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, (ii) alleging a breach of any duty of the Company Board (or any committee thereof) or any member of the Company Board (or any committee thereof) in connection with this Agreement, the Merger Agreement, the other Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby, or (iii) making any claim under the U.S. federal securities laws with respect to disclosures to the Company’s stockholders in connection with this Agreement, the Merger Agreement, the other Ancillary Agreements or the consummation of the Transactions; provided that the foregoing shall not prevent any claim against any of Parent or Merger Sub to enforce the Stockholder’s rights hereunder or under the Merger Agreement (to receive the Merger Consideration on the terms and subject to the conditions therein or rights to indemnification under Section 6.10 of the Merger Agreement on the terms and subject to the conditions therein).

Article IV

Representations and Warranties

 Section 4.1 Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

 (a) Organization. If the Stockholder is an entity, the Stockholder is duly organized or formed and validly existing and in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable.

 (b) Authority; Execution and Delivery; Enforceability. The Stockholder has all necessary corporate power and authority, other entity power and authority, or legal capacity to execute, deliver and perform his, her or its obligations under this Agreement and the execution, delivery and performance by the Stockholder of this Agreement and the compliance by the Stockholder with each of his, her or its obligations herein have been duly and validly authorized by all necessary corporate or other entity action on the part of the Stockholder. The Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the other Parties to this Agreement, this Agreement constitutes the Stockholder’s legal, valid and binding obligation, enforceable against the Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought. If the Stockholder is an individual and is married and the Covered Company Shares constitute community property under applicable Law, this Agreement has been duly authorized (to the extent authorization is required), executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder’s spouse.

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 (c) Ownership of Shares. As of the date hereof, the Stockholder is the Beneficial Owner of and owns of record the Existing Shares set forth opposite the Stockholder’s name on Schedule I hereto, free and clear of any Liens and not bound by any contractual obligation to which the Stockholder is a party which creates any limitation or restriction on the Stockholder’s right to vote, sell, transfer or otherwise dispose of such Company Common Stock (other than this Agreement and such Liens, limitations or restrictions that would not adversely affect the ability of the Stockholder to perform its obligations under this Agreement), and such Existing Shares constitute all of the Existing Shares Beneficially Owned or owned of record by the Stockholder and which Stockholder has the power to direct the vote as of the date hereof. Schedule I hereto also includes a list of any other equity securities or Rights of the Company Beneficially Owned or owned of record by the Stockholder as of the date hereof, and none of the Affiliates of the Stockholder Beneficially Owns or owns of record any equity securities or Rights of the Company as of the date hereof. The Stockholder has and will have at all times through the Term (except to the extent such Existing Shares are transferred after the date hereof pursuant to a Permitted Transfer) sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 2.1, and sole power to agree to all of the matters set forth in this Agreement, and no Existing Shares are subject to any voting trust, proxy, voting restriction or, to the knowledge of the Stockholder, adverse claim or other arrangement with respect to the voting, in each case with respect to all of the Stockholder’s Existing Shares that would adversely affect the ability of the Stockholder to perform his, her or its obligations under this Agreement.

 (d) No Conflicts. Neither the execution and delivery of this Agreement by the Stockholder nor compliance by it with any of the terms or provisions hereof will (i) violate any provision of the certificate of incorporation, bylaws, or other organizational or governing documents of the Stockholder or his, her or its Affiliates, (ii) conflict with or violate any Law known by the Stockholder applicable to the Stockholder or his, her or its Affiliates or by which any of the Stockholder’s or his, her or its Affiliates’ properties or assets are bound or affected, or (iii) violate, conflict with, result in any breach of any provision of, or loss of any benefit under, constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination under, or require the consent of, notice to, or filing with any third party pursuant to any terms or provisions of any Contract to which the Stockholder or his, her or its Affiliates is a party or by which any of the Covered Company Shares are bound, or result in the creation of any Lien upon any of the Covered Company Shares, except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair or materially delay the Stockholder’s ability to perform his, her or its obligations under this Agreement.

 (e) Consents and Approvals. The execution, delivery and performance by the Stockholder of this Agreement do not and will not require any consent of, or filing with, any Governmental Entity (excluding filings under applicable U.S. federal or blue sky securities laws or where the failure to obtain such consent or make such filing would not reasonably be expected to impair or materially delay the Stockholder’s ability to perform his, her or its obligations under this Agreement).

 (f) Legal Proceedings. As of the date of this Agreement, there are no Proceedings pending, or to the knowledge of the Stockholder, threatened against the Stockholder or his, her or its Affiliates that would reasonably be expected to impair or materially delay the Stockholder’s ability to perform the Stockholder’s obligations under this Agreement. The Stockholder and his, her or its Affiliates are not, and none of the Stockholder’s or his, her or its Affiliates’ properties or assets is or are, subject to any Judgment that would reasonably be expected to impair or materially delay the Stockholder’s ability to perform his, her or its obligations under this Agreement.

 (g) Acknowledgements.

 (i) The Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of the Stockholder’s own choosing. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

 (ii) The Stockholder, on his, her or its own behalf and on behalf of his, her or its Affiliates and his, her or its and their respective Representatives, acknowledges, represents, warrants and agrees that (A) he, she or it has conducted his, her or its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, this Agreement and the Transactions and (B) he, she or it has been furnished with or given access to such documents and information about the Merger Agreement and the other Ancillary Agreements as he, she or it and his, her or its Representatives have deemed necessary to enable he, she or it to make an informed decision with respect to the execution, delivery and performance of this Agreement or the other Ancillary Agreements to which he, she or it is or will be a party and the Transactions.

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 (iii) In entering into this Agreement and the other Ancillary Agreements to which it is or will be a party, the Stockholder has relied solely on his, her or its own investigation and analysis and the representations and warranties of Parent expressly set forth in Section 4.2 of this Agreement and no other representations or warranties of any of Parent, Merger Sub or any of their respective Affiliates (including, for the avoidance of doubt, none of the representations or warranties of Parent or Merger Sub set forth in the Merger Agreement (other than any other Ancillary Agreement) or any other Person, either express or implied, and the Stockholder, on his, her or its own behalf and on behalf of his, her or its Representatives, acknowledges and agrees that, except for the representations and warranties of Parent expressly set forth in Section 4.2 of this Agreement, none of Parent or any of its Affiliates or any other Person makes or has made any express or implied representation or warranty with respect to any other information provided to the Stockholder or its Representatives by or on behalf of Parent or its Representatives in connection with or related to this Agreement, the Merger Agreement, the other Ancillary Agreements or the transactions contemplated hereby or thereby.

 Section 4.2 Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:

 (a) Organization. Parent is duly organized, validly existing and in good standing under the laws of Delaware.

 (b) Authority; Execution and Delivery; Enforceability. Parent has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Parent of this Agreement and the compliance by Parent with each of its obligations herein have been duly and validly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the other Parties to this Agreement, this Agreement constitutes Parent’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

 (c) No Conflicts. Neither the execution and delivery of this Agreement by Parent nor compliance by Parent with any of the terms or provisions hereof will (i) violate any provision of the certificate of incorporation, bylaws, or other organizational or governing documents of Parent, (ii) conflict with or violate any law applicable to Parent or by which any of Parent’s properties or assets are bound or affected, or (iii) violate, conflict with or result in any breach of any provision of, or result in the loss of any benefit under, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination under, acceleration or cancellation of or require the consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any contract to which Parent is a party or by which any property or asset of Parent is bound, or result in the creation of any Lien upon any of the properties or assets of Parent, except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair or materially delay Parent’s ability to perform its obligations under this Agreement.

 (d) No Other Representations. Parent acknowledges and agrees that, other than the representations expressly set forth in this Agreement, no Stockholder has made, or is making, any representations or warranties to Parent with respect to the Company, the Stockholder’s ownership of Company Common Stock, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

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Article V

Term of AGREEMENT

 Section 5.1 Termination. The term of this Agreement (“Term”) shall commence on the date when the Merger Agreement is executed and delivered by all parties thereto and shall terminate upon the earliest to occur of:

 (a) the termination of this Agreement by the mutual written consent of Parent and the Stockholder;

 (b) the termination of the Merger Agreement in accordance with its terms prior to the Effective Time;

 (c) the date upon which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Stockholder’s prior written consent, that (A) reduces the Merger Consideration to be received by the stockholders of the Company, (B) changes the form of Merger Consideration payable to the stockholders of the Company, (C) would reasonably be expected to materially and adversely affect the timing of payment of the Merger Consideration to the Stockholder pursuant to, and subject to the terms and conditions of Section 3.4 of the Merger Agreement, or (D) changes the conditions to Closing or termination rights of the Merger Agreement in a manner that adversely affects the Company in any material respect; and

 (d) the Effective Time.

 In the event of the termination of this Agreement in accordance with this Section 5.1, this Agreement shall forthwith become void and have no effect, and there shall not be any liability or obligation on the part of any Party; provided, however, that nothing in this Section 5.1 shall relieve any Party from liability for any willful and material breach of any representation, warranty, covenant or other agreement contained in this Agreement prior to such termination, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity. For purposes of this Agreement, willful material breach shall mean a material breach of a Party’s covenants and agreements set forth in this Agreement that is the consequence of an act or omission by a Party with the knowledge that the taking of such act or failure to take such action would be a material breach of such Party’s covenants or agreements.

Article VI

Miscellaneous

 Section 6.1 Publication. The Stockholder, on behalf of himself, herself or itself and his, her or its Affiliates, (a) hereby consents to and authorizes the publication and disclosure by Parent, the Company or Merger Sub in any press release or the Proxy Statement (including all documents and schedules filed with the SEC) or other disclosure document to the extent required under applicable Law in connection with the Merger Agreement or the transactions contemplated thereby, his, her or its identity and ownership of shares of Company Common Stock or other equity securities of the Company, the nature of his, her or its commitments, arrangements and understandings pursuant to this Agreement and such other information reasonably required to be disclosed publicly by Parent, the Company or Merger Sub under applicable Law in connection with such publication or disclosure (“Stockholder Information”) (provided, that, Parent, the Company or Merger Sub (as applicable) shall, to the extent permitted by applicable Law and not otherwise prohibited by a Governmental Entity, give the Stockholder and his, her or its legal counsel a reasonable opportunity (which shall in no event be less than forty-eight (48) hours) to review and comment on such publications or disclosures prior to their first being made public, which comments Parent, the Company or Merger Sub shall consider in good faith and shall incorporate any reasonable comments), and (b) hereby agrees to provide such Stockholder Information if requested by Parent, the Company or their Affiliates. As promptly as practicable, the Stockholder shall notify Parent of any required corrections with respect to any Stockholder Information supplied by the Stockholder or his, her or its Affiliates, if and to the extent the Stockholder or his, her or its Affiliates becomes aware that any the Stockholder Information shall have become inaccurate or misleading in any material respect. Parent hereby consents to and authorizes the publication and disclosure by the Stockholder and his, her or its Affiliates of this Agreement and any Stockholder Information in any disclosure required by applicable law (including any Schedule 13D or other filing with the SEC).

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 Section 6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Company Shares. All rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Covered Company Shares, except as otherwise provided herein.

 Section 6.3 Further Assurances. Each of the Parties agrees that, upon the reasonable request of any other Party, it shall use reasonable best efforts to take, or cause to be taken, such further actions as may be reasonably necessary, proper or advisable to comply with its obligations hereunder, including by executing and delivering additional documents.

 Section 6.4 Amendment and Modification; Waiver. This Agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the Parties. Any agreement on the part of a Party to any waiver of any obligation of the other Parties shall be valid only if set forth in an instrument in writing signed on behalf of such waiving Party. The failure or delay of any Party to assert any of his, her or its rights, powers or privileges under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any Party of any of his, her or its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

 Section 6.5 Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, return receipt requested, (c) on the next Business Day if transmitted by national overnight courier or (d) on the date delivered if sent by email (provided, that no “error” message or other notification of non-delivery that such electronic mail was not received by the intended recipient was generated), in each case as follows (or at such other address for a Party as shall be specified by like notice):

if to Parent, to:

c/o Patient Square Capital

2884 Sand Hill Road, Suite 100

Menlo Park, CA 94025

Attention: Justin Sabet-Peyman; Adam Fliss

Email: jsabet-peyman@patientsquarecapital.com; adam@patientsquarecapital.com with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Michael E. Weisser, P.C.; David Klein, P.C.; Ryan Brissette

Email: michael.weisser@kirkland.com; dklein@kirkland.com; ryan.brissette@kirkland.com if to the Company, to:

SOC Telemed, Inc.

2411 Dulles Corner Park, Suite 475

Herndon, Virginia 20170

Attn: Christopher Gallagher, M.D.

Email: chris@accessphysicians.com

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

1000 Marsh Road

Menlo Park, CA 94025

Attention: Peter Lamb

Email: plamb@orrick.com

if to a Stockholder, as set forth on Schedule I hereto.

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All such notices, requests, claims, demands and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

 Section 6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which is an original, and all of which, when taken together, constitute one Agreement. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) will be effective as delivery of a manually executed counterpart hereof.

 Section 6.7 Entire Agreement; Third Party Beneficiaries. This Agreement (including the Schedules hereto), together with the other Ancillary Agreements and any other documents and instruments to which the Stockholder is party, constitutes the entire agreement and understanding of the Parties with respect to the matters therein and herein and supersedes all prior agreements and understandings on such matters. The provisions of this Agreement are binding upon and inure to the benefit of the Parties and, subject to Section 3.1 and Section 6.9, their respective successors and assigns. Other than as set forth in Section 3.1 and Section 6.9, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties and their respective successors.

 Section 6.8 Severability. Any term or provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions of this Agreement in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If a final Judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the economic, business or other intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

 Section 6.9 Binding Effect; Benefit; Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the Parties without the prior written consent of the other Party. Any purported assignment not permitted under this Section 6.9 shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

 Section 6.10 Headings, Interpretation.

 (a) The Parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

 (b) Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) “include,” “includes” and “including” are not limiting; (ii) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) “date hereof” refers to the date set forth in the initial caption of this Agreement; (iv) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (v) descriptive headings are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement; (vi) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (vii) references to a Person are also to its permitted successors and assigns; (viii) references to an “Article,” “Section,” “Recital,” “preamble,” “Annex,” “Exhibit” or “Schedule” refer to an Article, Section, Recital or preamble of, or an Annex, Exhibit or Schedule to, this Agreement; (ix) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (x) references to a federal, state, local or foreign statute or law include any rules, regulations and delegated legislation issued thereunder; (xi) references to a communication by a regulatory agency include a communication by the staff of such regulatory agency; and (xii) references to “make available” or “made available” shall include availability through an electronic data room, through EDGAR or otherwise. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. No summary of this Agreement prepared by any Party shall affect the meaning or interpretation of this Agreement.

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 Section 6.11 Governing Law. This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof that would result in the application of any other jurisdiction’s Laws.

 Section 6.12 Specific Performance. The Parties agree that irreparable damage, for which monetary damages or other legal remedies would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such matter, the Superior Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware, without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees not to raise any objections to the availability of the equitable remedy of specific performance and further agrees not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Each Party further agrees that neither the other Party nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.12, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

 Section 6.13 Consent to Jurisdiction. The Parties irrevocably submit to the jurisdiction of the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over such matter, the Superior Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware) in connection with any dispute that arises in respect of this Agreement and the documents referred to in this Agreement or in respect of the transactions contemplated thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for interpretation or enforcement hereof or any such document that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined exclusively by such a Delaware state or federal court. The Parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with such action, suit or proceeding in the manner provided in Section 6.5 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

 Section 6.14 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.14.

 Section 6.15 Capacity as a Stockholder. The Stockholder makes his, her or its agreements and understandings herein solely in his, her or its capacity as record holder and Beneficial Owner of the Covered Company Shares and, notwithstanding anything to the contrary herein, nothing herein shall limit or affect any actions taken by any Representative of the Stockholder solely in his, her or her capacity as a director or officer of the Company. Without limiting the foregoing and notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder (if an individual, or such Stockholder’s designees) in his, her or its capacity as a director or officer of the Company from (a) acting in such capacity or voting in such capacity in such person’s sole discretion on any matter, including in exercising rights under the Merger Agreement, and no such actions shall be deemed a breach of this Agreement or (b) exercising such Stockholder’s (or its designee’s) fiduciary duties as an officer or director of the Company. It is understood that this Agreement shall apply to the Stockholder solely in such Stockholder’s capacity as a stockholder of the Company.

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Section 6.16 Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger or the other transactions contemplated by the Merger Agreement are consummated.

 Section 6.17 Stockholder Obligation Several and Not Joint. The obligations of the Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

 Section 6.18 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities or individuals that are expressly identified as Parties and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any Party or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

SPARK PARENT, INC.

By:
Name:
Title:

 [Signature Page to Voting and Support Agreement]

 IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

SOC TELEMED, INC.

By:
Name:
Title:

 [Signature Page to Voting and Support Agreement]

 IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

[STOCKHOLDER]

By:
Name:
Title:

 [Signature Page to Voting and Support Agreement]

SCHEDULE I

 EXISTING SHARES AND OTHER EQUITY SECURITIES

Name of Stockholder	Existing Shares	Other Equity Securities of the Company	Notice Information
Address: Attention: Email:

 Schedule I – Page 1

SCHEDULE II

 AGREEMENTS TO BE TERMINATED

Investor Rights Agreement, dated as of October 30, 2020, by and between the Company and the Stockholder.

Amended and Restated Registration Rights Agreement, dated as of October 30, 2020, by and among, the Company, the Stockholder and HCMC Sponsor LLC.

Board Nomination Rights Agreement, dated as of March 26, 2021, by and between the Company and the Stockholder.

 Schedule II – Page 1